Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Paul Francese certify that:

1.             I have reviewed this Annual Report on Form 10-K/A of Summer Infant, Inc.; and

2.             Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 24, 2020	/s/ PAUL FRANCESE
Paul Francese
Chief Financial Officer